SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):26-Dec-02

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2002-3
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054-26         13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

    On   26-Dec-02   a scheduled distribution was made from the Trust
       to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 26-Dec-02
       The Monthly Report is filed pursuant to and in accordance with
       (1) numerous no-action letters (2) current Commission policy in the area.





       A.   Monthly Report Information
            See Exhibit No.1


       B.   Have and deficiencies occurred?  NO.
                     Date:
                     Amount:

       C.   Item 1: Legal Proceedings:  NONE

       D.   Item 2: Changes in Securities:   NONE

       E.   Item 4: Submission of Matters to a Vote of
            Certificateholders:  NONE

       F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
       Exhibit No.

   1.)     Monthly Distribution Report Dated         26-Dec-02


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2002-2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:          26-Dec-02

DISTRIBUTION SUMMARY

                           Beginning             Current Perio        Accrued
            Original Current Principa Principal  Pass-Through        Interest
 Class   Face Value           Amount Distribution        Rate Distributed (1)
A-1      275,000,000     273,296,897   1,668,934      1.73000%        407,136
A-2      130,000,000     128,382,454     872,624      1.76000%        194,571
A-3       38,700,000      37,522,302     635,337      1.57000%         50,728
A-4       55,950,000      55,950,000           0      1.84000%         88,650
A-IO     389,737,500     386,177,100           0      6.62000%      2,194,459
M-1       38,500,000      38,500,000           0      2.28000%         75,588
M-2       29,200,000      29,200,000           0      3.08000%         77,445
B-1       21,500,000      21,500,000           0      3.73000%         69,057
B-2        6,150,000       6,150,000           0      4.63000%         24,520
X        615,000,050     610,252,800           0      1.82000%              0
R                 50               0           0      1.38000%              0
Total    615,000,050     610,252,800   3,311,145                    3,213,108


                        Certificate      Ending
       Realized Loss        Interest Current Prin
           Principal      Shortfall      Amount
Class
    A-1           N/A              0 271,627,964
    A-2           N/A              0 127,509,830
    A-3           N/A              0  36,886,965
    A-4           N/A              0  55,950,000
   A-IO           N/A              0 383,693,741
    M-1          0.00              0  38,500,000
    M-2          0.00              0  29,200,000
    B-1          0.00              0  21,500,000
    B-2          0.00              0   6,150,000
      X           N/A              0 607,800,806
      R           N/A              0           0
  Total            0               0 606,941,655

AMOUNTS PER $1,000 UNIT
                                                     Interest          Ending
                                Prin         Int Carry-forward      Curr Prin
Class  Cusip            Distribution Distribution      Amount          Amount
A-1    22541NHB8          6.06885025  1.48049622   0.00000000    987.73804913
A-2    22541NHC6          6.71249223  1.49669800   0.00000000    980.84484646
A-3    22541NHD4         16.41698682  1.31080284   0.00000000    953.15154315
A-4    22541NHE2          0.00000000  1.58444450   0.00000000   1000.00000000
A-IO   22541NHF9          0.00000000  5.63060858   0.00000000    984.49274550
M-1    22541NHH5          0.00000000  1.96333325   0.00000000   1000.00000000
M-2    22541NHJ1          0.00000000  2.65222226   0.00000000   1000.00000000
B-1    22541NHK8          0.00000000  3.21194465   0.00000000   1000.00000000
B-2    22541NHL6          0.00000000  3.98694472   0.00000000   1000.00000000
X      22541NHM4          0.00000000  0.00000000   0.00000000    988.29391367
R      22541NHG7          0.00000000  0.00000000   0.00000000      0.00000000

                                   GROUP 1     GROUP 2      TOTAL
Beginning Balance               311,301,832.21 243,411,870.98  554,713,703.19
     Scheduled Principal            206,895.98     166,872.06      373,768.04
     Prepayments (Includes Curt.)   899,025.95     869,071.12    1,768,097.07
     Net Liquidation Proceeds             0.00           0.00            0.00
     Loan Purchase Prices                 0.00           0.00            0.00
     Total Principal Remittance   1,105,921.93   1,035,943.18    2,141,865.11
     Net Realized Losses                  0.00           0.00            0.00
Ending Balance                  310,195,910.28   2,375,927.80  552,571,838.08

Aggregate Ending Coll. Bal.     322,605,508.28 285,195,298.03  607,800,806.31

Ending Overcollateralization Amount                                859,151.11

Prefunding Account:
Beginning Balance                33,994,597.37  57,797,746.98   91,792,344.35
Subsequent Transfer              21,485,331.63  14,828,033.89   36,313,365.52
Added to avail. Cert. prin.          99,667.74     150,342.86      250,010.60
Amount on Deposit in Pref. Acct. 12,409,598.00  42,819,370.23   55,228,968.23

Interest Distributions:
Scheduled Int.-Net of Serv. Fee   2,150,850.77   1,602,942.43    3,753,793.21
Less Relief Act Interest Shortfall        0.00           0.00            0.00
Less Net Prepayment Interest Shortfall    0.00           0.00            0.00
                                  2,150,850.77   1,602,942.43    3,753,793.21
Capitalized Interest Account:
                                                                   565,275.20
less: Capitalized Int. Requiremnt.   59,651.60     205,302.24      264,953.84
less: Withdrawal of Overfunded Interest Amount to Depositor        300,321.36
Ending Balance                            0.00           0.00            0.00


Servicing Fee	                    129,709.10   101,421.62      231,130.71
Trustee Fee                             1,297.09     1,014.22        2,311.31
FSA Premium                            13,664.84     8,295.24       21,960.08
Credit Risk Manager Fee                 4,539.82     3,549.76        8,089.58
LPMI                                        0.00         0.00            0.00
                                                                   TOTAL
Advances             Current Aggregate  Adv. as of det. date       786,085.04
                     Outstanding Aggregate Advances as of end      946,126.23

Has Fairbanks failed the Termination Test                     NO

Delinquency Information

       30-59 days delinquent         60-89 days delinquent
       Count         Balance         Count       Balance
Group 1           101     13992593.19           0            0
Group 2            36      6389205.47           1    135533.97
Total             137     20381798.66           1    135533.97
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.
       90 or more days delinquent
       Count         Balance
Group 1             2     172,283.46
Group 2             3     381,938.82
Total               5     554,222.28
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.
       Outstanding Loans                        Foreclosure
       Count         Balance                Count       Balance
Group 1          2667     310,195,910.28      0.00         0.00
Group 2          1535     242,375,927.80      0.00         0.00
Total            4202     552,571,838.08      0.00         0.00

         Bankruptcy                      REO
       Count         Balance         Count       Balance
Group 1         0.00            0.00        0.00         0.00
Group 2         0.00            0.00        0.00         0.00
Total           0.00            0.00        0.00         0.00

Number of Loans for which Prepayment Premiums were collected            10.00
Principal Balance of Loans for which Prepayment Premiums were    1,692,855.99
Current amount of Prepayment Premiums                               64,048.97


Current Delinquency Rate (60+days)                                    0.11348%
Rolling Three Month Delinquency Rate (60+days)                        0.09375%

Number of Loans Repurchased                                              0.00
Principal Balance of Loans Repurchased                                   0.00

Realized Losses incurred during the related Due Period                   0.00
Cumulative Realized Losses since Startup Day                             0.00

Weighted Average Term to Maturity of Mortgage Loans                    349.00
Weighted Average Gross Coupon of Mortgage Loans                       8.62050%
Weighted Average Net Coupon of Mortgage Loans                         8.08905%

Insured Payment on Class As                                              0.00

Senior Enhancement Percentage                                        15.62621%

Net Excess Spread                                                     2.09591%

Deposit to Basis Risk Reserve Fund                                       0.00
Basis Risk Reserve Fund Balance                                      5,000.00

Interest Rate Cap Account
       Beginning Balance                                                 0.00
       Deposits                                                          0.00
       Withdrawals                                                       0.00
       Ending Balance                                                    0.00

       Target Amount for the preceding Distribution Date         6,150,000.50

       SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2002-3


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA